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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):               Commission File Number:
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June 30,2000                                                           1 - 12994
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                             THE MILLS CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

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             Delaware                                                52-1802283
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
   (State or other jurisdiction                                   (I.R.S. Employer
 of incorporation or organization)                               Identification No.)
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          1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
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              (Address of principal executive offices - zip code)

                                 (703)526-5000
                                 -------------
             (Registrant's telephone number, including area code)
          Securities registered pursuant to Section 12(b) of the Act:


         (former name or former address, if changed since last report)
                                Not Applicable


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                             THE MILLS CORPORATION
                                   FORM 8-K
                                     Index


Item 5.  Other Events

         The Mills Corporation made available additional operational information concerning it, and the properties owned or managed by it as of June 30, 2000, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

Item 7.  Financial Statements and Exhibits

         Financial Statements

                  NONE.


         Exhibits:

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                                                                         Page Number in
Exhibit No.                                 Description                      Filing
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     99.1                  Supplemental Information as                         4
                           of June 30, 2000
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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



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Dated:  August 14, 2000                      THE MILLS CORPORATION
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                                             By: /s/ Kenneth R. Parent
                                                 ---------------------
                                             Kenneth R. Parent
                                             Executive Vice President, Finance
                                             and Chief Financial Officer
                                             (Principal Financial
                                             and Accounting Officer)
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